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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 14, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware         001-16587         58-1597246
             (State or Other   (Commission File   (I.R.S. Employer
             Jurisdiction of       Number)        Identification
              Incorporation)                          Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

               On November 14, 2007, Orion HealthCorp, Inc. (the "Company") issued a press release reporting financial results for the third quarter and nine months ended September 30, 2007. The press release is attached as Exhibit 99.1 to this current report.

Item 8.01      Other Information

               Our board of directors has set the meeting date for our previously announced special stockholder's meeting for Thursday, November 29, 2007, at 8:00 a.m. local time, at 1805 Old Alabama Road, Roswell, Georgia 30076, or alternatively, at such later date, time and place to be determined by our management.

               Important Additional Information Filed with the SEC:

               We have filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission, and the definitive proxy statement is being mailed to our stockholders of record as of October 1, 2007. Before making any voting decision, stockholders are urged to read the definitive proxy statement carefully in its entirety because it contains important information about the proposed transaction, including but not limited to the date, time and place of the special meeting. Our stockholders and other interested parties will be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
99.1           Copy of press release issued by the Company on November 14, 2007.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ORION HEALTHCORP, INC.


                                            By:  /s/ Stephen H. Murdock
                                               ------------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:  November 14, 2007


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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
------        -----------------------

99.1      Copy of press release issued by the Company on November 14, 2007.